                                  THE PROFUNDS
                                   EXHIBIT 16
                                  TOTAL RETURN

                          BULL PROFUND SERVICE SHARES


AGGREGATE TOTAL RETURN
WITH SALES CHARGE OF:    0.00%
------------------------------

T = (ERV/P) - 1

WHERE:         T =       TOTAL RETURN

               ERV =     ENDING REDEEMABLE VALUE AT THE END
                         OF THE PERIOD OF A HYPOTHETICAL
                         $1,000 INVESTMENT MADE AT THE
                         BEGINNING OF THE PERIOD.

               P =       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


EXAMPLE:

 YEAR TO DATE:      ( 12/02/97 TO 12/31/97 ):
                       989.00 /1,000) - 1 =       -1.10%
 MONTHLY:           ( 12/02/97 TO 12/31/97 ):
                       989.00 /1,000) - 1 =       -1.10%
 SINCE INCEPTION:   ( 12/02/97 TO 12/31/97 ):
                       989.00 /1,000) - 1 =       -1.10%

                                  THE PROFUNDS
                                   EXHIBIT 16
                                  TOTAL RETURN

                        ULTRABULL PROFUND SERVICE CLASS


AGGREGATE TOTAL RETURN
WITH SALES CHARGE OF:    0.00%
------------------------------

T = (ERV/P) - 1

WHERE:         T =       TOTAL RETURN

               ERV =     ENDING REDEEMABLE VALUE AT THE END
                         OF THE PERIOD OF A HYPOTHETICAL
                         $1,000 INVESTMENT MADE AT THE
                         BEGINNING OF THE PERIOD.

               P =       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


EXAMPLE:

 YEAR TO DATE:      ( 11/28/97 TO 12/31/97 ):
                      1,029.00 /1,000) - 1 =        2.90%
 MONTHLY:           ( 12/01/97 TO 12/31/97 ):
                      1.026.90 /1,000) - 1 =        2.69%
 SINCE INCEPTION:   ( 11/28/97 TO 12/31/97 ):
                      1,029.00 /1,000) - 1 =        2.90%

                                  THE PROFUNDS
                                   EXHIBIT 16
                                  TOTAL RETURN

                          BEAR PROFUND SERVICE SHARES


AGGREGATE TOTAL RETURN
WITH SALES CHARGE OF:    0.00%
------------------------------

T = (ERV/P) - 1

WHERE:         T =       TOTAL RETURN

               ERV =     ENDING REDEEMABLE VALUE AT THE END
                         OF THE PERIOD OF A HYPOTHETICAL
                         $1,000 INVESTMENT MADE AT THE
                         BEGINNING OF THE PERIOD.

               P =       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


EXAMPLE:

 YEAR TO DATE:      ( 12/31/97 TO 12/31/97 ):
                      1,000.00 /1,000) - 1 =        0.00%
 MONTHLY:           ( 12/31/97 TO 12/31/97 ):
                      1,000.00 /1,000) - 1 =        0.00%
 SINCE INCEPTION:   ( 12/31/97 TO 12/31/97 ):
                      1,000.00 /1,000) - 1 =        0.00%

                                  THE PROFUNDS
                                   EXHIBIT 16
                                  TOTAL RETURN

                        ULTRABEAR PROFUND SERVICE SHARES


AGGREGATE TOTAL RETURN
WITH SALES CHARGE OF:    0.00%
------------------------------

T = (ERV/P) - 1

WHERE:         T =       TOTAL RETURN

               ERV =     ENDING REDEEMABLE VALUE AT THE END
                         OF THE PERIOD OF A HYPOTHETICAL
                         $1,000 INVESTMENT MADE AT THE
                         BEGINNING OF THE PERIOD.

               P =       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


EXAMPLE:

 YEAR TO DATE:      ( 12/23/97 TO 12/31/97 ):
                      1,035.00 /1,000) - 1 =        3.50%
 MONTHLY:           ( 12/23/97 TO 12/31/97 ):
                      1,035.00 /1,000) - 1 =        3.50%
 SINCE INCEPTION:   ( 12/23/97 TO 12/31/97 ):
                      1,035.00 /1,000) - 1 =        3.50%

                                  THE PROFUNDS
                                   EXHIBIT 16
                                  TOTAL RETURN

                        ULTRAOTC PROFUND SERVICE SHARES


AGGREGATE TOTAL RETURN
WITH SALES CHARGE OF:    0.00%
------------------------------

T = (ERV/P) - 1

WHERE:         T =       TOTAL RETURN

               ERV =     ENDING REDEEMABLE VALUE AT THE END
                         OF THE PERIOD OF A HYPOTHETICAL
                         $1,000 INVESTMENT MADE AT THE
                         BEGINNING OF THE PERIOD.

               P =       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


EXAMPLE:

 YEAR TO DATE:      ( 12/02/97 TO 12/31/97 ):
                       836.00 /1,000) - 1 =       -16.40%
 MONTHLY:           ( 12/02/97 TO 12/31/97 ):
                       836.00 /1,000) - 1 =       -16.40%
 SINCE INCEPTION:   ( 12/02/97 TO 12/31/97 ):
                       836.00 /1,000) - 1 =       -16.40%

                                  THE PROFUNDS
                                   EXHIBIT 16
                                  TOTAL RETURN

                      MONEY MARKET PROFUND SERVICE SHARES


AGGREGATE TOTAL RETURN
WITH SALES CHARGE OF:    0.00%
------------------------------

T = (ERV/P) - 1

WHERE:         T =       TOTAL RETURN

               ERV =     ENDING REDEEMABLE VALUE AT THE END
                         OF THE PERIOD OF A HYPOTHETICAL
                         $1,000 INVESTMENT MADE AT THE
                         BEGINNING OF THE PERIOD.

               P =       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


EXAMPLE:

 YEAR TO DATE:      ( 11/17/97 TO 12/31/97 ):
                      1,002.10 /1,000) - 1 =        0.21%
 MONTHLY:           ( 12/01/97 TO 12/31/97 ):
                      1,000.20 /1,000) - 1 =        0.02%
 SINCE INCEPTION:   ( 11/17/97 TO 12/31/97 ):
                      1,002.10 /1,000) - 1 =        0.21%

                                  THE PROFUNDS
                                   EXHIBIT 16
                                  TOTAL RETURN

                          BULL PROFUND INVESTOR SHARES


AGGREGATE TOTAL RETURN
WITH SALES CHARGE OF:    0.00%
------------------------------

T = (ERV/P) - 1

WHERE:         T =       TOTAL RETURN

               ERV =     ENDING REDEEMABLE VALUE AT THE END
                         OF THE PERIOD OF A HYPOTHETICAL
                         $1,000 INVESTMENT MADE AT THE
                         BEGINNING OF THE PERIOD.

               P =       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


EXAMPLE:

 YEAR TO DATE:      ( 12/02/97 TO 12/31/97 ):
                       989.00 /1,000) - 1 =       -1.10%
 MONTHLY:           ( 12/02/97 TO 12/31/97 ):
                       989.00 /1,000) - 1 =       -1.10%
 SINCE INCEPTION:   ( 12/02/97 TO 12/31/97 ):
                       989.00 /1,000) - 1 =       -1.10%

                                  THE PROFUNDS
                                   EXHIBIT 16
                                  TOTAL RETURN

                       ULTRABULL PROFUND INVESTOR SHARES


AGGREGATE TOTAL RETURN
WITH SALES CHARGE OF:    0.00%
------------------------------

T = (ERV/P) - 1

WHERE:         T =       TOTAL RETURN

               ERV =     ENDING REDEEMABLE VALUE AT THE END
                         OF THE PERIOD OF A HYPOTHETICAL
                         $1,000 INVESTMENT MADE AT THE
                         BEGINNING OF THE PERIOD.

               P =       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


EXAMPLE:

 YEAR TO DATE:      ( 11/28/97 TO 12/31/97 ):
                      1,029.00 /1,000) - 1 =        2.90%
 MONTHLY:           ( 12/01/97 TO 12/31/97 ):
                      1,026.90 /1,000) - 1 =        2.69%
 SINCE INCEPTION:   ( 11/28/97 TO 12/31/97 ):
                      1,029.00 /1,000) - 1 =        2.90%

                                  THE PROFUNDS
                                   EXHIBIT 16
                                  TOTAL RETURN

                          BEAR PROFUND INVESTOR SHARES


AGGREGATE TOTAL RETURN
WITH SALES CHARGE OF:    0.00%
------------------------------

T = (ERV/P) - 1

WHERE:         T =       TOTAL RETURN

               ERV =     ENDING REDEEMABLE VALUE AT THE END
                         OF THE PERIOD OF A HYPOTHETICAL
                         $1,000 INVESTMENT MADE AT THE
                         BEGINNING OF THE PERIOD.

               P =       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


EXAMPLE:

 YEAR TO DATE:      ( 12/31/97 TO 12/31/97 ):
                      1,000.00 /1,000) - 1 =        0.00%
 MONTHLY:           ( 12/31/97 TO 12/31/97 ):
                      1,000.00 /1,000) - 1 =        0.00%
 SINCE INCEPTION:   ( 12/31/97 TO 12/31/97 ):
                      1,000.00 /1,000) - 1 =        0.00%

                                  THE PROFUNDS
                                   EXHIBIT 16
                                  TOTAL RETURN

                       ULTRABEAR PROFUND INVESTOR SHARES


AGGREGATE TOTAL RETURN
WITH SALES CHARGE OF:    0.00%
------------------------------

T = (ERV/P) - 1

WHERE:         T =       TOTAL RETURN

               ERV =     ENDING REDEEMABLE VALUE AT THE END
                         OF THE PERIOD OF A HYPOTHETICAL
                         $1,000 INVESTMENT MADE AT THE
                         BEGINNING OF THE PERIOD.

               P =       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


EXAMPLE:

 YEAR TO DATE:      ( 12/23/97 TO 12/31/97 ):
                      1,036.00 /1,000) - 1 =        3.60%
 MONTHLY:           ( 12/23/97 TO 12/31/97 ):
                      1,036.00 /1,000) - 1 =        3.60%
 SINCE INCEPTION:   ( 12/23/97 TO 12/31/97 ):
                      1,036.00 /1,000) - 1 =        3.60%

                                  THE PROFUNDS
                                   EXHIBIT 16
                                  TOTAL RETURN

                        ULTRAOTC PROFUND INVESTOR SHARES


AGGREGATE TOTAL RETURN
WITH SALES CHARGE OF:    0.00%
------------------------------

T = (ERV/P) - 1

WHERE:         T =       TOTAL RETURN

               ERV =     ENDING REDEEMABLE VALUE AT THE END
                         OF THE PERIOD OF A HYPOTHETICAL
                         $1,000 INVESTMENT MADE AT THE
                         BEGINNING OF THE PERIOD.

               P =       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


EXAMPLE:

 YEAR TO DATE:      ( 12/02/97 TO 12/31/97 ):
                       836.00 /1,000) - 1 =       -16.40%
 MONTHLY:           ( 12/02/97 TO 12/31/97 ):
                       836.00 /1,000) - 1 =       -16.40%
 SINCE INCEPTION:   ( 12/02/97 TO 12/31/97 ):
                       836.00 /1,000) - 1 =       -16.40%

                                  THE PROFUNDS
                                   EXHIBIT 16
                                  TOTAL RETURN

                      MONEY MARKET PROFUND INVESTOR SHARES


AGGREGATE TOTAL RETURN
WITH SALES CHARGE OF:    0.00%
------------------------------

T = (ERV/P) - 1

WHERE:         T =       TOTAL RETURN

               ERV =     ENDING REDEEMABLE VALUE AT THE END
                         OF THE PERIOD OF A HYPOTHETICAL
                         $1,000 INVESTMENT MADE AT THE
                         BEGINNING OF THE PERIOD.

               P =       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


EXAMPLE:

 YEAR TO DATE:      ( 11/17/97 TO 12/31/97 ):
                      1,006.10 /1,000) - 1 =        0.61%
 MONTHLY:           ( 12/01/97 TO 12/31/97 ):
                      1,004.20 /1,000) - 1 =        0.42%
 SINCE INCEPTION:   ( 11/17/97 TO 12/31/97 ):
                      1,006.10 /1,000) - 1 =        0.61%